UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 18, 2025

Date of report (date of earliest event reported)

Greenwave Technology Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41452	46-2612944
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4016 Raintree Road, Suite 300

Chesapeake, VA 23321

(Address of principal executive offices) (Zip Code)

(800) 490-5020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GWAV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 18, 2025, Greenwave Technology Solutions, Inc., a Delaware corporation (the “Company”), received a Staff Determination Letter (the “Staff Determination Letter”) from the Nasdaq Listing Qualifications Staff (the “Staff”) based on the Company’s non-compliance with Nasdaq Listing Rule 5250(c)(1) (the “Filing Rule”), as previously notified by the Staff on May 23, 2025 and August 22, 2025. The basis for the Staff Determination Letter is that the Company has not yet filed its Quarterly Reports on Form 10-Q for the periods ended March 31, 2025, June 30, 2025 and September 30, 2025, with the Securities and Exchange Commission (the “SEC”).

The Company filed its Quarterly Report on Form 10-Q for the period ended March 31, 2025 on November 19, 2025 and is actively working towards the filing of the Quarterly Reports on Form 10-Q for the periods ended June 30, 2025 and September 30, 2025 to ensure full compliance with the Filing Rule.

The Staff Determination Letter noted that, after the Staff’s review of the materials submitted by the Company on September 5, 2025, it granted the Company an exception until November 17, 2025 (the “Exception Deadline Date”) to regain compliance with the Filing Rule. It further stated that since the Company failed to file the its Quarterly Reports on Form 10-Q for the periods ended March 31, 2025 and June 30, 2025 by the Exception Deadline Date and failed to file its Quarterly Report on Form 10-Q for the period ended September 30, 2025 by its due date, the trading of the Company’s securities will be suspended from the Nasdaq at the opening of business on November 28, 2025 unless the Company requests an appeal of this determination by November 25, 2025. The Staff Determination Letter has no immediate effect and will not immediately result in the suspension of trading or delisting of the Company’s securities.

The Staff Determination Letter notified the Company that it may appeal the Staff’s determination by requesting a hearing before a Nasdaq Hearings Panel (“Hearings Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. A request for a hearing regarding one or more delinquent filings will automatically stay the suspension of the Company’s securities for a period of at least 15 calendar days from the date of the hearing request. By Nasdaq rule, when a company requests a hearing for one or more late SEC periodic public filings, it may also request an extension of the stay pending the hearing date and subsequently during any additional extension period granted by a Hearings Panel following the hearing. Hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request. The Company intends to timely submit a request for a hearing including a stay of the suspension of the Company’s securities pending the hearing and the Hearings Panel’s decision. There can be no assurance that the Hearings Panel will grant any of the Company’s requests for additional time.

Forward Looking Statements

The Company cautions you certain of the statements in this Form 8-K may represent “forward-looking statements” as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as “expect,” “believe,” “anticipate,” “intend,” “plan,” “project,” “will” or “estimate,” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on a number of factors, including but not limited to the following: that there can be no assurance that the Company will comply with Nasdaq Listing Rules during any compliance period or otherwise in the future; that there can be no assurance that the Company will otherwise meet Nasdaq compliance standards for continued listing on the Nasdaq Capital Market; that there can be no assurance that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief; and other risk factors described from time to time in the Company’s Forms 10-K, Forms 10-Q, and Form 8-K reports (including all amendments to those reports).

Item 7.01 Regulation FD Disclosure.

On November 20, 2025, the Company issued a press release in accordance with Nasdaq Listing Rule 5810(b) announcing that the Company had received the Staff Determination Letter. A copy of the press release is attached hereto as Exhibit 99.1.

The information under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 20, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Danny Meeks
Name:	Danny Meeks
Title:	Chief Executive Officer

Date: November 20, 2025